EXHIBIT 10.25
                              CONSULTING AGREEMENT


     Effective as of October 1, 1999, MEDIX RESOURCES, INC. a Colorado corporation (the "Company") located at 7100 E. Belleview Avenue, Suite 301, Englewood, CO 80111, and Samuel H. Havens, (the "Consultant"), resident at 58 Winged Foot Drive, Livingston, NJ 07039, agree as follows:

         1. (a) The Company agrees to and does hereby retain the Consultant to perform the following services (the "Services") for the Company: to introduce the Company to managers, officers and directors of health care businesses that might be useful to the Company in the marketing and development of its software products for the health care industry, and to make follow-on contacts with such persons to advance the goals of the Company.

            (b) Consultant shall not be required to devote his full time and attention to the performance of the Services, but shall devote only so much of his time and attention as is necessary to provide the Services in a timely and competent manner in the mutual judgment of the Consultant and President and CEO of the Company.

          2. The term of this Agreement (including any extended term, the "Term") shall commence on the date hereof and will terminate on December 31, 2000. The Term of this Agreement may be extended for any number of one-year periods after the initial Term upon the mutual consent of the Consultant and the President and CEO of the Company.

          3. (a) Consultant shall receive a fee, paid by the company during the initial Term at the rate of $5,000 per month.

             (b) The Company shall reimburse Consultant for out-of-pocket expenses that have been mutually agreed to in advance. Consultant shall provide to the Company a copy of all third-party invoices, receipts or other evidence of the expenditures by Consultant.

         4. (a) Consultant hereby assigns to the Company any right, title or interest he may have (including patent rights, copyrights, trade secret rights, trademark rights, sui generis database rights, and all other intellectual property rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), works of authorship, designations, designs, know-how, ideas and information made or conceived or reduced to practice, in whole or in part, by Consultant,

            (i) during the Term that relate to the subject matter of, or arise out of, the Services, or

            (ii)  constitute  any Proprietary   Information (as  defined  below)
(collectively, "Inventions"). Consultant will promptly disclose and provide all Inventions to Company. Consultant shall further assist Company, at its request and expense, to further evidence, record and perfect such assignments and to perfect, obtain, maintain, enforce and defend any rights assigned. Consultant hereby irrevocably designates and appoints the Company as its agent and attorney-in-fact to act for and in Consultant's behalf to execute and file any documents and to do all other lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by Consultant.

           (b) Consultant agrees that all Inventions and all other business, customer, marketing, technical and financial information (including, without limitation, the identity of and information relating to the Company's customers or employees) that Consultant develops, learns or obtains during the Term that relate to the Company or its business or that are received by or for the Company in confidence, constitute "Proprietary Information," provided that Proprietary Information shall not include information in the public domain through no fault of Consultant. Consultant will hold in confidence and not disclose or, except in performing the Services, use any Proprietary Information. In addition, Consultant agrees not to use any of such Proprietary Information as "insider information" in connection with the trading of the Company's securities, either for his own account or as a "tipper" to benefit any third person, and the Consultant acknowledges that he owes a fiduciary duty to the Company to refrain from any such improper use of insider information. Upon termination of this Agreement, and as otherwise requested by Company, Consultant will promptly return to the Company all items and copies containing or embodying Proprietary Information, except that Consultant may keep personal copies of his compensation records and this Agreement.

           (c) As additional protection for Proprietary Information, Consultant agrees that during the Term and for one year thereafter, Consultant will not encourage or solicit any employee or consultant of Company to leave Company for any reason, and Consultant will not engage in any activity that is in any way competitive with the business of Company, and Consultant will not assist any other person or organization in competing or in preparing to compete with any business of Company.

           5. Upon any material breach of this Agreement by either party, the other party may terminate this Agreement upon fifteen days' notice to the breaching party. Sections 4 and 6 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration.

           6. Notwithstanding any provision hereof, for all purposes of this Agreement each party shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other and shall not bind nor attempt to bind the other to any contract. Consultant is an independent contractor and is solely responsible for all taxes, withholdings, and other statutory or contractual obligations of any sort, including, but not limited to, Workers' Compensation Insurance; and Consultant agrees to defend, indemnify and hold Company harmless from any and all claims, damages, liability, attorneys' fees and expenses on account of

              (i) an alleged failure by Consultant to satisfy any such obligations or any other obligation (under this Agreement or otherwise) or
              (ii) any other action or inaction of Consultant.

           7. This Agreement and the Services to be provided hereunder are personal to Consultant, who shall not have the right to assign, transfer or subcontract any obligations under this Agreement without the written consent of the Company. Any attempt to do so shall be void.

           8.Consultant agrees that he has not been made an agent of the Company for any purpose and will not claim to be acting in that capacity. Consultant shall indemnify and hold harmless the Company against any loss, claim, expense or damages that the Company suffers as a result of Consultant's breach of this provision.

           9. Any waiver, amendment or modification of any of the provisions of this Agreement, or any termination of this Agreement, shall not be valid unless in writing and signed or initialed by the parties hereto. A waiver of the breach of any provisions hereof or a default under any provision hereof shall not be deemed a waiver of such provisions or any subsequent breach or default of any kind or nature.

         10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to rules governing conflict of laws thereof. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed at the addresses provided above or at any address for which a notice has been given as herein provided. This Agreement shall be enforceable by decrees of specific performances as well as other remedies. Any breach of Section 4 of this Agreement will cause irreparable harm to the Company for which damages would not be an adequate remedy, and therefore, the Company will be entitled to injunctive relief with respect thereto in addition to any other remedies permitted by law. This Agreement shall inure to the benefit of, and bind, the parties hereto and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the Consultant and the below captioned authorized signatory for Medix Resources, Inc. have hereunder set their hands, and have caused these presents to be duly executed and authorized as of the date first written above.

                                MEDIX RESOURCES, INC.

                                By:  /s/John R. Prufeta
                                -----------------------


                                By: /s/Samuel H. Havens
                                -----------------------
                                Samuel H. Havens
                                President and CEO